                                                                     EXHIBIT 4.3
================================================================================


                   ESTERLINE TECHNOLOGIES CORPORATION, ISSUER

                                       TO

                         ______________________, TRUSTEE


                              --------------------

                                    INDENTURE

                       DATED AS OF ___________ ___, 200__


                              ---------------------



                   CONVERTIBLE [SUBORDINATED] DEBT SECURITIES


================================================================================

Reconciliation and tie between Indenture, dated as of ____________ ___, 200__, and the Trust Indenture Act of 1939, as amended.

TRUST INDENTURE ACT                                       INDENTURE
OF 1939 SECTION                                           SECTION
---------------                                           -------
   310(a)(1).......................................       6.12
      (a)(2).......................................       6.12
      (a)(3).......................................       TIA
      (a)(4).......................................       Not applicable
      (a)(5).......................................       TIA
      (b)..........................................       6.10; 6.12; TIA

   311(a)..........................................       TIA
      (b)..........................................       TIA

   312(a)..........................................       6.8
      (b)..........................................       TIA
      (c)..........................................       TIA

   313(a)..........................................       6.7; TIA
      (b)..........................................       TIA
      (c)..........................................       TIA
      (d)..........................................       TIA

   314(a)..........................................       9.6; 9.7; TIA
      (b)..........................................       Not applicable
      (c)(1).......................................       1.2
      (c)(2).......................................       1.2
      (c)(3).......................................       Not applicable
      (d)..........................................       Not applicable
      (e)..........................................       TIA
      (f)..........................................       TIA

   315(a)..........................................       TIA
      (b)..........................................       6.6
      (c)..........................................       TIA
      (d)(1).......................................       TIA
      (d)(2).......................................       TIA
      (d)(3).......................................       TIA
      (e)..........................................       TIA

   316(a)(last sentence)...........................       1.1
      (a)(1)(A)....................................       5.2; 5.8
      (a)(1)(B)....................................       5.7
      (b)..........................................       5.9; 5.10
      (c)..........................................       TIA

   317(a)(1).......................................       5.3
      (a)(2).......................................       5.4
      (b)..........................................       9.3

   318(a)..........................................       1.11
      (b)..........................................       TIA
      (c)..........................................       1.11; TIA

      This reconciliation and tie section does not constitute part of the Indenture.

                                    CONTENTS

ARTICLE 1     Definitions and Other Provisions of General Application ......   1

      Section 1.1 Definitions ..............................................   1

      Section 1.2 Compliance Certificates and Opinions .....................   7

      Section 1.3 Form of Document Delivered to Trustee ....................   8

      Section 1.4 Acts of Holders ..........................................   8

      Section 1.5 Notices, etc., to Trustee and Company ....................   9

      Section 1.6 Notice to Holders; Waiver ................................  10

      Section 1.7 Headings and Table of Contents ...........................  10

      Section 1.8 Successors and Assigns ...................................  10

      Section 1.9 Separability .............................................  11

      Section 1.10 Benefits of Indenture ...................................  11

      Section 1.11 Governing Law ...........................................  11

      Section 1.12 Legal Holidays ..........................................  11

      Section 1.13 No Recourse Against Others ..............................  11

ARTICLE 2     Security Forms ...............................................  12

      Section 2.1 Forms Generally ..........................................  12

      Section 2.2 Form of Trustee's Certificate of Authentication ..........  12

ARTICLE 3     The Securities ...............................................  12

      Section 3.1 Amount Unlimited; Issuable in Series .....................  12

      Section 3.2 Denominations ............................................  15

      Section 3.3 Execution, Authentication, Delivery and Dating ...........  15

      Section 3.4 Temporary Securities .....................................  18

      Section 3.5 Registration, Registration of Transfer and Exchange ......  18

      Section 3.6 Replacement Securities ...................................  19

      Section 3.7 Payment of Interest; Interest Rights Preserved ...........  20

      Section 3.8 Persons Deemed Owners ....................................  22

      Section 3.9 Cancellation .............................................  22

      Section 3.10 Computation of Interest .................................  22

      Section 3.11 CUSIP Numbers ...........................................  22

ARTICLE 4     Satisfaction, Discharge and Covenant Defeasance ..............  23

      Section 4.1 Termination of Company's Obligations Under the
             Indenture .....................................................  23

      Section 4.2 Application of Trust Funds ...............................  24

      Section 4.3 Applicability of Defeasance Provisions; Company's
             Option to Effect Covenant Defeasance ..........................  24

      Section 4.4 Covenant Defeasance ......................................  24

      Section 4.5 Conditions to Covenant Defeasance ........................  25

      Section 4.6 Deposited Money and Government Obligations to Be
             Held in Trust .................................................  26

      Section 4.7 Transfers and Distribution at Company Request ............  26

ARTICLE 5     Defaults and Remedies ........................................  27

      Section 5.1 Events of Default ........................................  27

      Section 5.2 Acceleration, Rescission and Annulment ...................  28

      Section 5.3 Collection of Indebtedness and Suits for
             Enforcement by Trustee ........................................  29

      Section 5.4 Trustee May File Proofs of Claim .........................  29

      Section 5.5 Trustee May Enforce Claims Without Possession of
             Securities ....................................................  29

      Section 5.6 Delay or Omission Not Waiver .............................  30

      Section 5.7 Waiver of Past Defaults ..................................  30

      Section 5.8 Control by Majority ......................................  30

      Section 5.9 Limitation on Suits by Holders ...........................  30

      Section 5.10 Rights of Holders to Receive Payment ....................  31

      Section 5.11 Application of Money Collected ..........................  31

      Section 5.12 Restoration of Rights and Remedies ......................  32

      Section 5.13 Rights and Remedies Cumulative ..........................  32

ARTICLE 6     The Trustee ..................................................  32

      Section 6.1 Certain Duties and Responsibilities ......................  32

      Section 6.2 Rights of Trustee ........................................  33

      Section 6.3 Trustee May Hold Securities ..............................  34

      Section 6.4 Money Held in Trust ......................................  35

      Section 6.5 Trustee's Disclaimer .....................................  35

      Section 6.6 Notice of Defaults .......................................  35

      Section 6.7 Reports by Trustee to Holders ............................  35

      Section 6.8 Securityholder Lists .....................................  35

      Section 6.9 Compensation and Indemnity ...............................  36

      Section 6.10 Replacement of Trustee ..................................  36

      Section 6.11 Acceptance of Appointment by Successor ..................  38

      Section 6.12 Eligibility; Disqualification ...........................  39

      Section 6.13 Merger, Conversion, Consolidation or Succession
             to Business ...................................................  39

      Section 6.14 Appointment of Authenticating Agent .....................  39

      Section 6.15 Trustee's Application for Instructions From the
             Company .......................................................  41

ARTICLE 7     Consolidation, Merger or Sale by the Company .................  41

      Section 7.1 Consolidation, Merger or Sale of Assets Permitted ........  41

      Section 7.2 No Limitations ...........................................  42

ARTICLE 8     Supplemental Indentures ......................................  42

      Section 8.1 Supplemental Indentures Without Consent of Holders .......  42

      Section 8.2 With Consent of Holders ..................................  43

      Section 8.3 Compliance With Trust Indenture Act ......................  44

      Section 8.4 Execution of Supplemental Indentures .....................  44

      Section 8.5 Effect of Supplemental Indentures ........................  45

      Section 8.6 Reference in Securities to Supplemental Indentures .......  45

ARTICLE 9     Covenants ....................................................  45

      Section 9.1 Payment of Principal, Premium, if Any, and Interest ......  45

      Section 9.2 Maintenance of Office or Agency ..........................  45

      Section 9.3 Money for Securities to Be Held in Trust;
             Unclaimed Money ...............................................  46

      Section 9.4 Corporate Existence ......................................  47

      Section 9.5 Reports by the Company ...................................  47

      Section 9.6 Annual Review Certificate; Notice of Default .............  48

      Section 9.7 Provision of Financial Statements ........................  48

ARTICLE 10    Redemption ...................................................  49

      Section 10.1 Applicability of Article ................................  49

      Section 10.2 Election to Redeem; Notice to Trustee ...................  49

      Section 10.3 Selection of Securities to Be Redeemed ..................  49

      Section 10.4 Notice of Redemption ....................................  50

      Section 10.5 Deposit of Redemption Price .............................  51

      Section 10.6 Securities Payable on Redemption Date ...................  51

      Section 10.7 Securities Redeemed in Part .............................  51

ARTICLE 11    Sinking Funds ................................................  52

      Section 11.1 Applicability of Article ................................  52

      Section 11.2 Satisfaction of Sinking Fund Payments With
             Securities ....................................................  52

      Section 11.3 Redemption of Securities for Sinking Fund ...............  52

ARTICLE 12    Conversion of Securities .....................................  53

      Section 12.1 Conversion Privilege ....................................  53

      Section 12.2 Exercise of Conversion Privilege ........................  53

      Section 12.3 Fractions of Shares .....................................  54

      Section 12.4 Adjustment of Conversion Price ..........................  54

      Section 12.5 Notice of Adjustments of Conversion Price ...............  57

      Section 12.6 Notice of Certain Corporate Action ......................  57

      Section 12.7 Company to Reserve Common Stock .........................  58

      Section 12.8 Taxes on Conversions ....................................  58

      Section 12.9 Covenant as to Common Stock .............................  58

      Section 12.10 Cancellation of Converted Securities ...................  58

      Section 12.11 Provisions in Case of Consolidation, Merger of
             Sale of Assets ................................................  58

ARTICLE 13    Subordination of Securities ..................................  59

      Section 13.1  Securities Subordinated to Senior Indebtedness .........  59

      Section 13.2  Company Not to Make Payments with Respect to
             Securities in Certain Circumstances; Limitations on
             Acceleration of Securities ....................................  59

      Section 13.3  Securities Subordinated to Prior Payment of All
             Senior Indebtedness on Dissolution, Liquidation or
             Reorganization of the Company .................................  62

      Section 13.4  Holders to Be Subrogated to Rights of Holders of
             Senior Indebtedness ...........................................  63

      Section 13.5  Obligation of the Company Unconditional ................  63

      Section 13.6  Knowledge of Trustee ...................................  64

      Section 13.7  Application by Trustee of Moneys Deposited With It .....  65

      Section 13.8  Subordination Rights Not Impaired by Acts or
             Omissions of Company or Holders of Senior Indebtedness ........  65

      Section 13.9  Holders Authorize Trustee to Effectuate
             Subordination of Securities ...................................  65

      Section 13.10  Right of Trustee to Hold Senior Indebtedness ..........  66

      Section 13.11  Article 13 Not to Prevent Events of Default ...........  66

      Section 13.12  Paying Agents Other Than the Trustee ..................  66

      Section 13.13  Trustee's Compensation Not Prejudiced .................  66

      Section 13.14  Trust Moneys Not Subordinated .........................  66

      EXHIBIT A FORM OF FACE OF SECURITY ...................................   1

      FORM OF REVERSE OF SECURITY ..........................................   3

      INDENTURE, dated as of __________ __, 200__, from ESTERLINE TECHNOLOGIES CORPORATION, a Delaware corporation (the "Company"), as issuer, to _________________, a __________________, as Trustee (the "Trustee").

                                    RECITALS

      The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured convertible [subordinated] debentures, notes or other evidences of indebtedness ("Securities") to be issued in one or more series as herein provided.

      All things necessary to make the Securities, when executed by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

      For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the Holders of the Securities:

                                    ARTICLE 1

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.1 DEFINITIONS

      (a) For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

            (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; and

            (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

      "Affiliate" of any specified Person means any Person directly or indirectly controlling or controlled by, or under direct or indirect common control with such specified Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Agent" means any Paying Agent or Registrar.

      "Authenticating Agent" means any authenticating agent appointed by the Trustee pursuant to Section 6.13.

      "Board" or "Board of Directors" means the Board of Directors of the Company, the Executive Committee or any other duly authorized committee thereof.

      "Board Resolution" means a copy of a resolution of the Board of Directors, certified by the Corporate Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

      "Business Day," when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities pursuant to
Section 3.1, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or particular location are authorized or obligated by law or executive order to close.

      "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

      "Common Stock" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Section 12.11, shares issuable on conversion of Securities shall include only shares of the class designated as Common Stock of the Company at the date of this instrument or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

      "Company" means the Person named as the Company in the first paragraph of this Indenture until one or more successor corporations shall have become such pursuant to the applicable provisions of this Indenture, and thereafter means such successors.

      "Company Order" and "Company Request" mean, respectively, a written order or request signed in the name of the Company by the Chairman of the Board, the President or any Vice President, or, with respect to Sections 3.3, 3.4, 3.5 and 6.1, any other employee of the Company named in an Officers' Certificate delivered to the Trustee.

      "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be principally administered.

      "corporation" includes corporations, associations, companies and business trusts.

      "Default" means any event which is, or after notice or passage of time, or both, would be, an Event of Default.

      "Government Obligations" means securities which are (i) direct obligations of the United States or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Government Obligation evidenced by such depositary receipt.

      "Holder" means a person in whose name a Security is registered on the Register.

      "Indebtedness" of any person as of any date means, without duplication, all indebtedness of such person in respect of borrowed money, including all interest, fees and expenses owed in respect thereto (whether or not the recourse of the lender is to the whole of the assets of such person or only to a portion thereof); indebtedness evidenced by notes, debentures, bonds or other instruments of indebtedness; obligations for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction; or obligations under capitalized leases and equipment leases.

      "Indenture" means this Indenture as originally executed or as amended or supplemented from time to time and shall include the forms and terms (but not defined terms established in an Officers' Certificate or a Board Resolution) of particular series of Securities established as contemplated by Section 2.1 and
Section 3.1.

      "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

      "Interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after maturity, means interest payable after maturity.

      "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

      "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

      "Officer" means the Chairman of the Board of Directors, Vice-Chairman of the Board of Directors, the President, any Vice President (whether or not designated by a number or numbers, or a word or words added before or after the title Vice-President), the Treasurer, the Secretary or assistant Secretary of the Company.

      "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or any Vice President.

      "Opinion of Counsel" means a written opinion of legal counsel, who may be
(a) Perkins Coie LLP, or (b) other counsel designated by the Company and who shall be reasonably acceptable to the Trustee.

      "Original Issue Discount Security" means any Security which provides for an amount less than the stated principal amount thereof to be due and payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

      "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

            (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

            (ii) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provisions therefor satisfactory to the Trustee have been made;

            (iii) Securities, except to the extent provided in Sections 4.4 and 4.5, with respect to which the Company has effected covenant defeasance as provided in Article 4; and

            (iv) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, or whether sufficient funds are available for redemption or for any other purpose, and for the purpose of making the calculations required by section 313 of the Trust Indenture Act, (x) the principal amount of any Original Issue Discount Securities that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination, upon a declaration of acceleration of the maturity thereof pursuant to Section 5.2, and (y) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

      "Paying Agent" means any Person authorized by the Company to pay the principal of, premium, if any, or interest on any Securities on behalf of the Company.

      "Periodic Offering" means an offering of Securities of a series from time to time the specific terms of which Securities, including, without limitation, the rate or rates of interest or formula for determining the rate or rates of interest thereon, if any, the Stated Maturity or Stated Maturities thereof, the original issue date or dates thereof, the redemption provisions, if any, with respect thereto, and any other terms specified as contemplated by Section 3.1 with respect thereto, are to be determined by the Company upon the issuance of such Securities.

      "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "Place of Payment," when used with respect to the Securities of or within any series, means the place or places where, subject to the provisions of
Section 9.2 the principal of, premium, if any, and interest on such Securities are payable as specified as contemplated by Section 3.1.

      "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

      "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

      "Redemption Price," when used with respect to any Security to be redeemed, in whole or in part, means the price at which it is to be redeemed pursuant to this Indenture.

      "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of or within any series means the date specified for that purpose as contemplated by Section 3.1.

      "Responsible Officer," when used with respect to the Trustee, shall mean the chairman or any vice chairman of the board of directors, the chairman or any vice chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any senior vice president, any vice president, any assistant vice president, the secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer, any trust officer, the controller, any assistant controller, or any other officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, and also means, with respect to a particular corporate trust matter, any other officer to whom such corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

      "Security" or "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Security or Securities of the Company issued, authenticated and delivered under this Indenture.

      "Senior Indebtedness" means all Indebtedness of the Company (other than the Securities), unless such Indebtedness, by its terms or the terms of the instrument creating or evidencing it, is subordinate in right of payment to or pari passu with the Securities.

      "Special Record Date" for the payment of any Defaulted Interest on the Securities of any issue means a date fixed by the Trustee pursuant to Section 3.7.

      "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

      "Subsidiary" means any corporation of which the Company at the time owns or controls, directly or indirectly, more than 50% of the shares of outstanding stock having general voting power under ordinary circumstances to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency).

      "Trading Day" means each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on the applicable securities exchange or in the applicable securities market.

      "Trustee" means the party named as such in the first paragraph of this Indenture until a successor Trustee replaces it pursuant to the applicable provisions of this Indenture, and thereafter means such successor Trustee and if, at any time, there is more than one Trustee, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of that series.

      "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in effect on the date of this Indenture, except as provided in Section 8.3.

      "Yield to Maturity" means the yield to maturity, calculated by the Company at the time of issuance of a series of Securities or, if applicable, at the most recent determination of interest on such series, in accordance with accepted financial practice.

      (b) The following terms shall have the meanings specified in the Sections referred to opposite such term below:

           Term                        Section
           ----                        -------
      "Act"                               1.4(a)
      "Bankruptcy Law"                    5.1
      "Custodian"                         5.1
      "Defaulted Interest"                3.7(b)
      "Event of Default"                  5.1
      "Register"                          3.5
      "Registrar"                         3.5
      "Valuation Date"                    3.7(c)

SECTION 1.2 COMPLIANCE CERTIFICATES AND OPINIONS

      Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Sections 2.3, 3.3 and 9.6) shall include:

            (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

            (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.3 FORM OF DOCUMENT DELIVERED TO TRUSTEE

      In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificates or opinions of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations as to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.4       ACTS OF HOLDERS

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner which the Trustee deems sufficient.

         (c) The ownership of Securities shall be proved by the Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         (e) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to an Officers' Certificate delivered to the Trustee, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed to consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of clause (a) of this
Section 1.4 not later than six months after the record date.

SECTION 1.5       NOTICES, ETC., TO TRUSTEE AND COMPANY

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention: Corporate Trust Trustee Administration, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at Esterline Technologies Corporation, 500 108th Avenue N.E., Suite 1500, Bellevue, Washington 98004, Attention: Chief Financial Officer or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 1.6       NOTICE TO HOLDERS; WAIVER

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided or otherwise agreed to by a Holder) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Register, within the time prescribed for the giving of such notice.

         In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

         If by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice as provided above, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 1.7       HEADINGS AND TABLE OF CONTENTS

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.8       SUCCESSORS AND ASSIGNS

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 1.9       SEPARABILITY

         In case any provision of this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.10      BENEFITS OF INDENTURE

         Nothing in this Indenture or in the Securities, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.11      GOVERNING LAW

         THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Indenture is subject to the Trust Indenture Act and if any provision hereof limits, qualifies or conflicts with the Trust Indenture Act, the Trust Indenture Act shall control.

SECTION 1.12      LEGAL HOLIDAYS

         In any case where any Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity of any Security or the last date on which a Holder has the right to convert his Securities shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture of any Security other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section) payment of principal, premium, if any, or interest or conversion of the Securities need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on such date; provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity, or on such last day for conversion, as the case may be.

SECTION 1.13      NO RECOURSE AGAINST OTHERS

         No director, officer, employee or stockholder, as such, of the Company shall have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

                                    ARTICLE 2

                                 SECURITY FORMS

SECTION 2.1       FORMS GENERALLY

         The Securities of each series shall be in substantially the form attached as EXHIBIT A and as set forth pursuant to this Article, or in such other form or forms as shall be established by delivery to the Trustee of an Officers' Certificate or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities as evidenced by their execution of the Securities. If temporary Securities of any series are issued as permitted by
Section 3.4, the form thereof also shall be established as provided in the preceding sentence. If the form of Securities of any series are established by an Officers' Certificate, such Officers' Certificate shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section
3.3 for the authentication and delivery of such Securities.

The permanent Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner, all as determined by the officers executing such Securities as evidenced by their execution of such Securities.

SECTION 2.2       FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         The Trustee's certificate of authentication shall be in substantially the following form:

         This is one of the Securities of a series issued under the within-mentioned Indenture.

                                            ---------------------------,
                                                             as Trustee


                                             By
                                               ---------------------------------
                                                  Authorized Signatory

                                    ARTICLE 3

                                 THE SECURITIES

SECTION 3.1       AMOUNT UNLIMITED; ISSUABLE IN SERIES

         (a) The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued from time to time in one or more series.

         (b) The following matters shall be established and (subject to Section 3.3) set forth, or determined in the manner provided, in an Officers' Certificate and a Board Resolution of the Company or one or more indentures supplemental hereto:

                  (1) the title of the Securities of the series (which title shall distinguish the Securities of the series from all other Securities);

                  (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (which limit shall not pertain to (i) Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to
         Section 3.4, 3.5, 3.6, 8.6, or 10.7 and (ii) any Securities which, pursuant to the last paragraph of Section 3.3, are deemed never to have been authenticated and delivered thereunder);

                  (3) the date or dates on which the principal of the Securities of the series is payable or the method of determination thereof;

                  (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the method of calculating such rate or rates of interest, the date or dates from which such interest shall accrue or the method by which such date or dates shall be determined, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date, if any, for the interest payable on any Interest Payment Date;

                  (5) the place or places where, subject to the provisions of
         Section 9.2, the principal of, premium, if any, and interest, if any, on Securities of the series shall be payable;

                  (6) the period or periods within which, the price or prices at which, and the other terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than as provided in Section 10.3, the manner in which the particular Securities of such series (if less than all Securities of such series are to be redeemed) are to be selected for redemption;

                  (7) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or upon the happening of a specified event or at the option of a Holder thereof and the period or periods within which, the price or prices at which, and the other terms and conditions upon which, Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                  (9) if the amount of payments or principal of, premium, if any, and interest, if any, on the Securities of the series shall be determined with reference to an index, formula or other method, the index, formula or other method by which such amounts shall be determined;

                  (10) if other than the principal amount thereof, the portion of the principal amount of such Securities of the series which shall be payable upon declaration of the acceleration thereof pursuant to
         Section 5.2 or the method by which such portion shall be determined;

                  (11) if other than as provided in Section 3.7, the Person to whom any interest on any Security of the series shall be payable and the extent to which, or the manner in which (including any certification requirement and other terms and conditions under which), any interest payable on a temporary Security on an Interest Payment Date will be paid if other than in the manner provided in Section 3.4, as applicable;

                  (12) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

                  (13) any deletions from, modifications of or additions to the Events of Default set forth in Section 5.1 or covenants of the Company set forth in Article 9 pertaining to the Securities of the series;

                  (14) under what circumstances, if any, the Company will pay additional amounts on the Securities of that series held by a Person who is not a U.S. Person in respect of taxes or similar charges withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts (and the terms of any such option);

                  (15) the date as of which any temporary Security representing outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

                  (16) the applicability, if any, to the Securities of or within the series of Sections 4.4 and 4.5, or such other means of covenant defeasance as may be specified for the Securities of such series;

                  (17) if other than the Trustee, the identity of the Registrar and any Paying Agent;

                  (18) any terms which may be related to warrants issued by the Company in connection with, or for the purchase of, Securities of such series, including whether and under what circumstances the Securities of any series may be used toward the exercise price of any such warrants;

                  (19) [if applicable, insert--any deletions from, modifications of or additions to the subordination provisions set forth in Section 13 pertaining to the Securities of the series;]

                  (20) the terms and conditions upon which Securities of the series will be convertible into shares of Common Stock of the Company; and

                  (21) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture), including any terms which may be required by or advisable under United States laws or regulations or advisable in connection with the marketing of Securities of the series.

         (c) All Securities of any one series shall be substantially identical except as to denomination and the rate or rates of interest, if any, and Stated Maturity, the date from which interest, if any, shall accrue and except as may otherwise be provided in or pursuant to an Officers' Certificate pursuant to this Section 3.1 or in an indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series or for the establishment of additional terms with respect to the Securities of such series.

         (d) If any of the terms of the Securities of any series are established by action taken pursuant to a Board Resolution, a copy of such Board Resolution shall be certified by the Corporate Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth, or providing the manner for determining, the terms of the Securities of such series, and an appropriate record of any action taken pursuant thereto in connection with the issuance of any Securities of such series shall be delivered to the Trustee prior to the authentication and delivery thereof. With respect to Securities of a series subject to a Periodic Offering, such Board Resolution or Officers' Certificate may provide general terms for Securities of such series and provide either that the specific terms of particular Securities of such series shall be specified in a Company Order or that such terms shall be determined by the Company, or one or more of the Company's agents designated in an Officers' Certificate, in accordance with the Company Order as contemplated by the first proviso of the third paragraph of
Section 3.3

SECTION 3.2       DENOMINATIONS

         The Securities of each series shall be issuable only in definitive registered form without coupons and in such denominations as shall be specified as contemplated by Section 3.1. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 3.3       EXECUTION, AUTHENTICATION, DELIVERY AND DATING

         Securities shall be executed on behalf of the Company by the Chairman, President or Chief Executive Officer and attested to by the Secretary of the Company. The signatures of such officers on the Securities may be manual or facsimile signatures of the present or any future such authorized officers and may be imprinted or otherwise reproduced on the Securities.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and make available for delivery such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities; provided, however, that in the case of Securities offered in a Periodic Offering, the Trustee shall authenticate and deliver such Securities from time to time in accordance with such other procedures (including, without limitation, the receipt by the Trustee of oral or electronic instructions from the Company or its duly authorized agents, promptly confirmed in writing) acceptable to the Trustee as may be specified by or pursuant to a Company Order delivered to the Trustee prior to the time of the first authentication of Securities of such series.

         If the form or terms of the Securities of a series have been established by or pursuant to one or more Officers' Certificates as permitted by Sections 2.1 and 3.1, in authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to section 315(a) through (d) of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating,

                  (1) that the forms and terms of such Securities have been established in conformity with the provisions of this Indenture; and

                  (2) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to customary exceptions;

provided, however, that, with respect to Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication of Securities of such series and that the Opinion of Counsel above may state:

                  (x) that the forms of such Securities have been, and the terms of such Securities (when established in accordance with such procedures as may be specified from time to time in a Company Order, all as contemplated by and in accordance with a Board Resolution or an Officers' Certificate pursuant to Section 3.1, as the case may be) will have been, established in conformity with the provisions of this Indenture; and

                  (y) that such Securities, when (1) executed by the Company,
         (2) completed, authenticated and delivered by the Trustee in accordance with this Indenture, and (3) issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to customary exceptions.

         With respect to Securities of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Securities, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and other documents delivered pursuant to Sections 2.1 and 3.1 of this Section, as applicable, at or prior to the time of the first authentication of Securities of such series unless and until it has received written notification that such opinion or other documents have been superseded or revoked. In connection with the authentication and delivery of Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to assume that the Company's instructions to authenticate and deliver such Securities do not violate any rules, regulations or orders of any governmental agency or commission having jurisdiction over the Company.

         If the form or terms of the Securities of a series have been established by or pursuant to one or more Officers' Certificates as permitted by Sections 2.1 and 3.1, the Trustee shall have the right to decline to authenticate such Securities if the issue of such Securities pursuant to this Indenture will adversely affect the Trustee's own rights, duties or immunities under this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Notwithstanding the provisions of Section 3.1 and of the two preceding paragraphs, if all of the Securities of any series are not to be issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.1 at or prior to the time of the authentication of each Security of such series if the Officers' Certificate is delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefits under this Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of one of the authorized signatories of the Trustee or an Authenticating Agent. Such signature upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered under this Indenture and is entitled to the benefits of this Indenture.

         Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.9 together with a written statement (which need not comply with Section 1.2 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

SECTION 3.4       TEMPORARY SECURITIES

         Pending the preparation of definitive Securities of any series, the Company may execute and, upon Company Order, the Trustee shall authenticate and deliver temporary Securities of such series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor and form of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

         If temporary Securities of any series are issued, the Company will cause permanent Securities of such series to be prepared without unreasonable delay. After preparation of such permanent Securities, the temporary Securities shall be exchangeable for such permanent Securities of like tenor upon surrender of the temporary Securities of such series at the office or agency of the Company pursuant to Section 9.2 in a Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of Permanent Securities of the same series of authorized denominations and of like tenor. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as permanent Securities of such series except as otherwise specified as contemplated by
Section 3.1.

SECTION 3.5       REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee or in any office or agency to be maintained by the Company in accordance with Section 9.2 in a Place of Payment a register (the "Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and the registration of transfers of Securities. The Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Trustee is hereby appointed "Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security of any series at the office or agency maintained pursuant to Section 9.2 in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

         At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like aggregate principal amount containing identical terms and provisions, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         Whenever any Securities are surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or upon any exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of such transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to those of the Company, the Registrar and the Trustee requiring such written instrument of transfer duly executed by the Holder thereof or his attorney duly authorized in writing.

         No service change shall be made for any registration of transfer or for any exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or transfer or exchange of Securities, other than exchanges pursuant to Section 3.4 or 10.7 not involving any transfer.

      The Company shall not be required (i) to issue, register the transfer of, or exchange any Securities for a period beginning at the opening of business 15 days before any selection for redemption of Securities of like tenor and of the series of which such Security is a part and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of Securities of like tenor and of such series to be redeemed or (ii) to register the transfer of or exchange of any Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 3.6 REPLACEMENT SECURITIES

      If a mutilated Security is surrendered to the Trustee, together with, in proper cases, such security or indemnity as may be required by the Company or the Trustee to save each of them harmless, the Company shall execute and the Trustee shall authenticate and deliver a replacement Security of the same series and date of maturity, if the Trustee's requirements are met.

      If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agency of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver in lieu of any such destroyed, lost or stolen Security, a replacement Security of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding.

      In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

      Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee connected therewith).

      Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 3.7 PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED

      Unless otherwise provided as contemplated by Section 3.1, interest, if any, on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency maintained for such purpose pursuant to Section 9.2; provided, however, that, at the option of the Company, interest on any series of Securities that bear interest may be paid (i) by check mailed to the address of the Person entitled thereto as it shall appear on the Register of Holders of Securities of such series or (ii) to the extent specified as contemplated by Section 3.1, by wire transfer to an account maintained by the Person entitled thereto as specified in the Register of Holders of Securities of such series.

      Unless otherwise provided as contemplated by Section 3.1, any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any interest payment date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or
(2) below:

            (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause (1) provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

            (2) The Company may make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a specified date in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause (2), such manner of payment shall be deemed practicable by the Trustee.

      Subject to the foregoing provisions of this Section and Section 3.5, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

      In the case of any Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable.

SECTION 3.8 PERSONS DEEMED OWNERS

      Prior to due presentment of any Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 3.9 CANCELLATION

      The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and any Paying Agent shall forward to the Trustee any Securities surrendered to them for replacement, for registration of transfer, or for exchange, conversion or payment. The Trustee shall cancel all Securities surrendered for replacement, for registration of transfer, or for exchange, conversion, payment, redemption or cancellation and may dispose of cancelled Securities and issue a certificate of destruction to the Company. The Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation, except as expressly permitted in the terms of Securities for any particular series or as permitted pursuant to the terms of this Indenture.

SECTION 3.10 COMPUTATION OF INTEREST

      Except as otherwise specified as contemplated by Section 3.1 (i) interest of any Securities that bear interest at a fixed rate shall be computed on the basis of a 360-day year of twelve 30 day months and (ii) interest on any Securities the bear interest at a variable rate shall be computed on the basis of the actual number of days in an interest period divided by 360 or the actual number of days in the year.

SECTION 3.11 CUSIP NUMBERS

      The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers (in addition to the other identification numbers printed on the Securities) in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                    ARTICLE 4

                 SATISFACTION, DISCHARGE AND COVENANT DEFEASANCE

SECTION 4.1 TERMINATION OF COMPANY'S OBLIGATIONS UNDER THE INDENTURE

      Except as otherwise provided as contemplated by Section 3.1, this Indenture shall upon Company Request cease to be of further effect with respect to Securities of or within any series (except as to any surviving rights of registration of transfer or exchange of such Securities and replacement of such Securities which may have been lost, stolen or mutilated as herein expressly provided for) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Securities when

            (1)   either

                  (A) all such Securities previously authenticated and delivered
            (other than (i) such Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6, and (ii) such Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 9.3) have been delivered to the Trustee for cancellation; or

                  (B) all Securities of such series not theretofore delivered to the Trustee for cancellation

                        (i)   have become due and payable, or

                        (ii) will become due and payable at their Stated
                  Maturity within one year, or

                        (iii) if redeemable at the option of the Company, are to
                  be called for redemption within one year under arrangements satisfactory to the Trustee for giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest, with respect thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

            (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

            (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligation of the Company to the Trustee and any predecessor Trustee under Section 6.8, the obligations of the Company to any Authenticating Agent under Section 6.13 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 9.3 shall survive.

SECTION 4.2 APPLICATION OF TRUST FUNDS

      Subject to the provisions of the last paragraph of Section 9.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any, and any interest for whose payment such money has been deposited with or received by the Trustee, but such money need not be segregated from other funds except to the extent required by law. All moneys deposited with the Trustee pursuant to Section 4.1 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

SECTION 4.3 APPLICABILITY OF DEFEASANCE PROVISIONS; COMPANY'S OPTION TO EFFECT COVENANT DEFEASANCE

      If pursuant to Section 3.1 provision is made for covenant defeasance of the Securities of or within a series under Section 4.4, then the provisions of such Section, together with the provisions of Sections 4.5 through 4.8 inclusive, with such modifications thereto as may be specified pursuant to
Section 3.1 with respect to any Securities, shall be applicable to such Securities, and the Company may at its option by Board Resolution, at any time, with respect to such Securities, elect to have Section 4.4 (if applicable) be applied to such Outstanding Securities upon compliance with the conditions set forth below in this Article.

SECTION 4.4 COVENANT DEFEASANCE

      Upon the Company's exercise of the option specified in Section 4.3 applicable to this Section with respect to any Securities of or within a series, the Company shall be released from its obligations under Sections 7.1 and 9.4, and, if specified pursuant to Section 3.1, its obligations under any other covenant, with respect to such Securities on and after the date the conditions set forth in Section 4.5 are satisfied (hereinafter, "covenant defeasance"), and such Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Sections 7.1 and 9.4, or such other covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 5.1(3) or 5.1(7) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 4.5 CONDITIONS TO COVENANT DEFEASANCE

      The following shall be the conditions to application of Section 4.4 to any Securities of or within a series:

            (a) The Company shall have deposited or caused to be deposited irrevocably with the Trustee (or another trustee satisfying the requirements of Section 6.11 who shall agree to comply with, and shall be entitled to the benefits of, the provisions of Sections 4.3 through 4.8 inclusive and the last paragraph of Section 9.3 applicable to the Trustee, for purposes of such Sections also a "Trustee") as trust funds in trust for the purpose of making the payments referred to in clauses (x) and (y) of this Section 4.5(a), specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, with instructions to the Trustee as to the application thereof, (A) money in an amount, or (B) if Securities of such series are not subject to repayment at the option of Holders, Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment referred to in clause (x) or (y) of this
      Section 4.5(a), money in an amount or (C) a combination thereof in an amount, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, (x) the principal of, premium, if any, and interest, if any, on such Securities on the Maturity of such principal or installment of principal or interest and
      (y) any mandatory sinking fund payments applicable to such Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and such Securities. Before such a deposit the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with
      Article 10 which shall be given effect in applying the foregoing.

            (b) Such covenant defeasance shall not result in a breach or violation of, or constitute a Default or Event of Default under, this Indenture or result in a breach or violation of, or constitute a default under, any other material agreement or instrument to which the Company is a party or by which it is bound.

            (c) No Default or Event of Default under Section 5.1(5) or 5.1(6) with respect to such Securities shall have occurred and be continuing during the period commencing on the date of such deposit and ending on the 91st day after such date (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

            (d) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

            (e) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the covenant defeasance under Section 4.4 have been complied with and an Opinion of Counsel to the effect that either (i) as a result of a deposit pursuant to subsection (a) above and the related exercise of the Company's option under Section 4.4, registration is not required under the Investment Company Act of 1940, as amended, by the Company, with respect to the trust funds representing such deposit or by the trustee for such trust funds or (ii) all necessary registrations under said act have been effected.

            (f) Such covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company in connection therewith as contemplated by Section 3.1.

SECTION 4.6 DEPOSITED MONEY AND GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST

      Subject to the provisions of the last paragraph of Section 9.3, all money and Government Obligations (or other property as may be provided pursuant to Section 3.1) (including the proceeds thereof) deposited with the Trustee pursuant to Section 4.5 in respect of any Securities of any series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

SECTION 4.7 TRANSFERS AND DISTRIBUTION AT COMPANY REQUEST

      To the extent permitted by the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 76, as amended or interpreted by the Financial Accounting Standards Board from time to time, or any successor thereto ("Standard No. 76"), or to the extent permitted by the Commission, the Trustee shall, from time to time, take one or more of the following actions as specified in a Company Request:

            (a) Retransfer, reassign and deliver to the Company any securities deposited with the Trustee pursuant to Section 4.5(a), provided that the Company shall in substitution therefor, simultaneously transfer, assign and deliver to the Trustee other Government Obligations appropriate to satisfy the Company's obligations in respect of the relevant Securities; and

            (b) The Trustee (and any Paying Agent) shall promptly pay to the Company upon Company Request any excess money or securities held by them at any time, including, without limitation, any assets deposited with the Trustee pursuant to Section 4.5(a) exceeding those necessary for the purposes of Section 4.5(a).

      The Trustee shall not take the actions described in subsections (a) and
(b) of this Section 4.7 unless it shall have first received a written report of a nationally recognized independent public accounting firm selected by the Company, (i) expressing their opinion that the contemplated action is permitted by Standard No. 76 or the Commission, for transactions accounted for as extinguishment of debt under the circumstances described in paragraph 3.c of Standard No. 76 or any successor provision and (ii) verifying the accuracy, after giving effect to such action or actions, of the computations which demonstrate that the amounts remaining to be earned on the Government Obligations deposited with the Trustee pursuant to Section 4.5(a) will be sufficient for purposes of Section 4.5(a).

                                    ARTICLE 5

                              DEFAULTS AND REMEDIES

SECTION 5.1 EVENTS OF DEFAULT

      An "Event of Default" occurs with respect to the Securities of any series if (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) the Company defaults in the payment of interest on any Security of that series or any additional amount payable with respect to any Security of that series as specified pursuant to Section 3.1(b)(14) when the same becomes due and payable and such default continues for a period of 30 days;

            (2) the Company defaults in the payment of the principal of or any premium on any Security of that series when the same becomes due and payable at its Maturity or on redemption or otherwise, or in the payment of a mandatory sinking fund payment when and as due by the terms of the Securities of that series, and in each case such default continues for a period of ten days;

            (3) the Company defaults in the performance of, or breaches, any covenant or warranty of the Company in this Indenture with respect to any Security of that series (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and such default or breach continues for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

            (4) the Company pursuant to or within the meaning of any Bankruptcy Law (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or (D) makes a general assignment for the benefit of its creditors;

            (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company in an involuntary case, (B) appoints a Custodian of the Company or for all or substantially all of its property, or (C) orders the liquidation of the Company; and the order or decree remains unstayed and in effect for 90 consecutive days; or

            (6) any other Event of Default provided as contemplated by Section
      3.1 with respect to Securities of that series.

            The term "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

SECTION 5.2 ACCELERATION, RESCISSION AND ANNULMENT

      If an Event of Default with respect to the Securities of any series at the time Outstanding occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of all of the outstanding Securities of that series, by written notice to the Company (and, if given by the Holders, to the Trustee), may declare the principal (or, if the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of that series to be due and payable and upon any such declaration such principal (or, in the case of original Issue Discount Securities or Indexed Securities, such specified amount) shall be immediately due and payable.

      At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the outstanding Securities of that series, by written notice to the Trustee, may rescind and annul such declaration and its consequences if all existing Defaults and Events of Default with respect to Securities of that series, other than the nonpayment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.7. No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 5.3 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE

      The Company covenants that if

            (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

            (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof and such default continues for a period of 10 days,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, premium, if any, and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal, premium, if any, and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

      If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.4 TRUSTEE MAY FILE PROOFS OF CLAIM

      The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Holders of Securities allowed in any judicial proceedings relating to the Company, its creditors or its property.

SECTION 5.5 TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES

      All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto.

SECTION 5.6 DELAY OR OMISSION NOT WAIVER

      No delay or omission by the Trustee or any Holder of any Securities to exercise any right or remedy accruing upon an Event of Default shall impair any such right or remedy or constitute a waiver of or acquiescence in any such Event of Default.

SECTION 5.7 WAIVER OF PAST DEFAULTS

      The Holders of a majority in aggregate principal amount of Outstanding Securities of any series by notice to the Trustee may waive on behalf of the Holders of all Securities of such series a past Default or Event of Default with respect to that series and its consequences except (i) a Default or Event of Default in the payment of the principal of, premium, if any, or interest on any Security of such series or (ii) in respect of a covenant or provision hereof which pursuant to Section 8.2 cannot be amended or modified without the consent of the Holder of each outstanding Security of such series adversely affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture.

SECTION 5.8 CONTROL BY MAJORITY

      The Holders of a majority in aggregate principal amount of the Outstanding Securities of each series affected (with each such series voting as a class) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the

Trustee or exercising any trust or power conferred on it with respect to Securities of that series; provided, however, that (i) the Trustee may refuse to follow any direction that conflicts with law or this Indenture, (ii) the Trustee may refuse to follow any direction that is unduly prejudicial to the rights of the Holders of Securities of such series not consenting, or that would in the good-faith judgment of the Trustee have a substantial likelihood of involving the Trustee in personal liability and (iii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 5.9 LIMITATION ON SUITS BY HOLDERS

      No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

            (1) the Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

            (2) the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series have made a written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense to be, or which may be, incurred by the Trustee in pursuing the remedy;

            (4) the Trustee for 60 days after its receipt of such notice, request and the offer of indemnity has failed to institute any such proceedings; and

            (5) during such 60-day period, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series has not given to the Trustee a direction inconsistent with such written request.

      No one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 5.10 RIGHTS OF HOLDERS TO RECEIVE PAYMENT

      Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal of, premium, if any, and, subject to Section 3.7, interest on the Security, on or after the respective due dates expressed in the Security (or, in case of redemption, on the redemption dates) and to convert such Security in accordance with Article 12, and, subject to Section 5.9, to bring suit for the enforcement of any such payment and right to convert on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

SECTION 5.11 APPLICATION OF MONEY COLLECTED

      If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            First:  to the Trustee for amounts due under Section 6.9;

            Second: to Holders of Securities in respect of which or for the benefit of which such money has been collected for amounts due and unpaid on such Securities for principal of, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, respectively; and

            Third:  to the Company.

SECTION 5.12 RESTORATION OF RIGHTS AND REMEDIES

      If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 5.13 RIGHTS AND REMEDIES CUMULATIVE

      Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                                    ARTICLE 6

                                   THE TRUSTEE

SECTION 6.1 CERTAIN DUTIES AND RESPONSIBILITIES

      (a)   Except during the continuance of an Event of Default,

            (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

      (b) In case an Event of Default has occurred and is continuing with respect to the Securities of any series, the Trustee shall exercise such of the rights and powers vested in it by this Indenture with respect to the Securities of such series, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

      (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (1) this subjection shall not be construed to limit the effect of subsection (a) of this Section;

            (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

            (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series.

      (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 6.2 RIGHTS OF TRUSTEE

      Subject to the provisions of the Trust Indenture Act:

            (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

            (b) Any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (other than delivery of any Security to the Trustee for authentication and delivery pursuant to Section 3.3, which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution.

            (c) Whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate.

            (d) The Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

            (e) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

            (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney.

            (g) The Trustee may act through agents or attorneys and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care.

            (h) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

            (i) The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

SECTION 6.3 TRUSTEE MAY HOLD SECURITIES

      The Trustee, any Paying Agent, any Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company, an Affiliate or Subsidiary with the same rights it would have if it were not Trustee, Paying Agent, Registrar or such other agent.

SECTION 6.4 MONEY HELD IN TRUST

      Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 6.5 TRUSTEE'S DISCLAIMER

      The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities. The Trustee shall not be accountable for the Company's use of the proceeds from the Securities or for monies paid over to the Company pursuant to the Indenture.

SECTION 6.6 NOTICE OF DEFAULTS

      If a Default occurs and is continuing with respect to the Securities of any series and if it is known to the Trustee, the Trustee shall, within 60 days after it occurs, transmit, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, notice of all uncured Defaults known to it; provided, however, that, except in the case of a Default in payment on the Securities of any series, the Trustee may withhold the notice if and so long as the board of directors, the executive committee or a committee of its Responsible Officers in good faith determines that withholding such notice is in the interests of Holders of Securities of that series; provided further that, in the case of any default or breach of the character specified in Section 5.1(3) with respect to the Securities of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof.

SECTION 6.7 REPORTS BY TRUSTEE TO HOLDERS

      Within 60 days after each May 15 of each year commencing with the first May 15 after the first issuance of Securities pursuant to this Indenture, the Trustee shall transmit by mail to all Holders of Securities as provided in
Section 313(c) of the Trust Indenture Act a brief report dated as of such May 15 if required by Section 313(a) of the Trust Indenture Act. The Trustee also shall comply with Section 313(b) and (d) of the Trust Indenture Act.

SECTION 6.8 SECURITYHOLDER LISTS

      The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of Securities of each series. If the Trustee is not the Registrar, the Company shall furnish to the Trustee semiannually on or before the last day of June and December in each year, and at such other times as the Trustee may request in writing, a list, in such form and as of such date as the Trustee may reasonably require, containing all the information in the possession of the Registrar, the Company or any of its Paying Agents other than the Trustee as to the names and addresses of Holders of Securities of each such series.

SECTION 6.9 COMPENSATION AND INDEMNITY

      (a) The Company shall pay to the Trustee from time to time such compensation as shall be agreed between the Company and the Trustee for all services rendered by it hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it in connection with the performance of its duties under this Indenture, except any such expense as may be attributable to its negligence or bad faith. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel.

      (b) The Company shall indemnify the Trustee for, and hold it harmless against, any loss, liability or expense incurred by it without negligence or bad faith on its part arising out of or in connection with its acceptance or administration of the trust or trusts hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent.

      (c) The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

      (d) To secure the payment obligations of the Company pursuant to this Section, the Trustee shall have a lien prior to the Securities of any series on all money or property held or collected by the Trustee, except that held in trust to pay principal, premium, if any, and interest on particular Securities.

      (e) when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(5) or Section 5.1(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

      (f) The provisions of this Section shall survive the termination of this Indenture.

SECTION 6.10 REPLACEMENT OF TRUSTEE

      (a) The resignation or removal of the Trustee and the appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in Section 6.11.

      (b) The Trustee may resign at any time with respect to the Securities of any series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities or such series.

      (c) The Holders of a majority in aggregate principal amount of the Outstanding Securities of any series may remove the Trustee with respect to that series by so notifying the Trustee and the Company and may appoint a successor Trustee for such series with the Company's consent.

      (d) If at any time:

            (1) the Trustee fails to comply with Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months; or

            (2) the Trustee shall cease to be eligible under Section 310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months; or

            (3) the Trustee becomes incapable of acting, is adjudged a bankrupt or an insolvent or a receiver or public officer takes charge of the Trustee or its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by or pursuant to a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all other similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

      (e) If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, with respect to Securities of one or more series, the Company, by or pursuant to Board Resolution, shall promptly appoint a successor Trustee with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

SECTION 6.11 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR

      (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee, without further act, deed or conveyance, shall become vested with all the rights, powers and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

      (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and such successor Trustee shall execute and deliver an indenture supplemental hereto wherein such successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

      (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

      (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under the Trust Indenture Act.

      (e) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner provided for notices to the Holders of Securities in Section 1.6. Each notice shall include the name of the successor Trustee with respect to the securities of such series and the address of its Corporate Trust office.

SECTION 6.12 ELIGIBILITY; DISQUALIFICATION

      There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under Section 310(a)(1) of the Trust Indenture Act and shall have a combined capital and surplus of at least $50 million. If such corporation publishes reports of condition at least annually, pursuant to law or the requirements of Federal, State Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 6.13 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 6.14 APPOINTMENT OF AUTHENTICATING AGENT

      The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue exchange, registration of transfer, partial conversion or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which instrument shall be promptly furnished to the Company. Wherever reference is made in this Indenture to the authenticating and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and, except as may otherwise be provided pursuant to Section 3.1, shall at all times be a bank or trust company or corporation organized and doing business and in good standing under the laws of the United States of America or of any State or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $10 million and subject to supervision or examination by Federal or State authorities. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

      Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided, such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or further act on the part of the Trustee or the Authenticating Agent.

      An Authenticating Agent for any series of Securities may at any time resign by giving written notice of resignation to the Trustee for such series and to the Company. The Trustee for any series of Securities may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee for such series may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve in the manner set forth in
Section 1.6. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

      The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation, including reimbursement of its reasonable expenses for its services under this Section.

      If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

      This is one of the Securities of a series issued under the within-mentioned Indenture.

                                    ---------------------------------,
                                       as Trustee


                                    By
                                          ------------------------
                                          as Authenticating Agent


                                    By
                                          ------------------------
                                          Authorized Officer

SECTION 6.15 TRUSTEE'S APPLICATION FOR INSTRUCTIONS FROM THE COMPANY

      Any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than fifteen Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

                                    ARTICLE 7

                  CONSOLIDATION, MERGER OR SALE BY THE COMPANY

SECTION 7.1 CONSOLIDATION, MERGER OR SALE OF ASSETS PERMITTED

      The Company may merge or consolidate with or into any other corporation or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its assets to any person, firm or corporation, if (i) (A) in the case of a merger or consolidation, the Company is the surviving corporation or (B) in the case of a merger or consolidation where the Company is not the surviving corporation and in the case of any such sale, conveyance or other disposition, the successor or acquiring corporation is a corporation organized and existing under the laws of the United States or a State thereof and such corporation expressly assumes by supplemental indenture all of the obligations of the Company under the Securities and under this Indenture and shall have provided for conversion rights in accordance with Section 12.11, (ii) immediately thereafter, giving effect to such merger or consolidation, or such sale, conveyance, transfer or other disposition, no Default or Event of Default shall have occurred and be continuing and (iii) the company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such merger or consolidation, or such sale, conveyance, transfer or other disposition, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with. In the event of the assumption by a successor corporation of the obligations of the Company as provided in clause (i)(B) of the immediately preceding sentence, such successor corporation shall succeed to and be substituted for the Company hereunder and under the Securities and all such obligations of the Company shall terminate.

SECTION 7.2 NO LIMITATIONS

      Nothing contained in this Indenture or in any of the Securities shall prevent the Company from merging into itself any other corporation or entity (whether or not affiliated with the Company) or acquiring by purchase or otherwise all or any part of the property of any other corporation or entity (whether or not affiliated with the Company).

                                    ARTICLE 8

                             SUPPLEMENTAL INDENTURES

SECTION 8.1 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS

      Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

            (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

            (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

            (3) to add any additional Events of Default with respect to all or any series of Securities; or

            (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to facilitate the issuance of Securities in global form; or

            (5) to add to, change or eliminate any of the provisions of this Indenture, provided that any such addition, change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

            (6)   to secure the Securities; or

            (7) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.2; or

            (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.10; or

            (9) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Section 12.11; or

            (10) to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect, or to cure any ambiguity or correct any mistake.

SECTION 8.2 WITH CONSENT OF HOLDERS

      With the written consent of the Holders of a majority of the aggregate principal amount of the Outstanding Securities of each series adversely affected by such supplemental indenture, the Company and the Trustee may enter into an indenture or indentures supplemental hereto to add any provisions to or to change or eliminate any provisions of this Indenture or of any other indenture supplemental hereto or to modify the rights of the Holders of Securities of each such series; provided, however, that without the consent of the Holder of each Outstanding Security affected thereby, an amendment under this Section may not:

            (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or change the coin or currency in which, any Securities or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or adversely affect the right to convert any Security as provided in Article 12 (except as permitted by Section 8.1(9)) [if applicable, insert--, or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders];

            (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture;

            (3) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 9.2; or

            (4) make any change in Section 5.7 or this 8.2(a) except to increase any percentage or to provide that certain other provisions of this Indenture cannot be modified or waived with the consent of the Holders of each Outstanding Security affected thereby.

      A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture, which has expressly been included solely for the benefit of one or more particular series of Securities, or that modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

      It is not necessary under this Section 8.2 for the Holders to consent to the particular form of any proposed supplemental indenture, but it is sufficient if they consent to the substance thereof.

SECTION 8.3 COMPLIANCE WITH TRUST INDENTURE ACT

      Every supplemental indenture executed pursuant to this Article shall comply with the requirements of the Trust Indenture Act as then in effect.

SECTION 8.4 EXECUTION OF SUPPLEMENTAL INDENTURES

      In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 8.5 EFFECT OF SUPPLEMENTAL INDENTURES

      Upon the execution of any supplemental indenture under this article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 8.6 REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES

      Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                    ARTICLE 9

                                    COVENANTS

SECTION 9.1 PAYMENT OF PRINCIPAL, PREMIUM, IF ANY, AND INTEREST

      The Company covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of, premium, if any, and interest on the Securities of that series in accordance with the terms of the Securities of such series and this Indenture. An installment of principal or interest shall be considered paid on the date it is due if the Trustee or Paying Agent holds on that date money designated for and sufficient to pay the installment.

SECTION 9.2 MAINTENANCE OF OFFICE OR AGENCY

      The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

      The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

      Unless otherwise specified as contemplated by Section 3.1, the Trustee shall initially serve as Paying Agent.

SECTION 9.3 MONEY FOR SECURITIES TO BE HELD IN TRUST; UNCLAIMED MONEY

      If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act.

      The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

            (1) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

            (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal, premium, if any, or interest on the Securities; and

            (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

      The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of any principal, premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, or cause to be mailed to such Holder, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 9.4 CORPORATE EXISTENCE

      Subject to Article 7, the Company will at all times do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises; provided that nothing in this Section
9.4 shall prevent the abandonment or termination of any right or franchise of the Company if, in the opinion of the Company, such abandonment or termination is in the best interests of the Company and does not materially adversely affect the ability of the Company to operate its business or to fulfill its obligations hereunder.

SECTION 9.5 REPORTS BY THE COMPANY

      The Company covenants:

            (a) to file with the Trustee, within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

            (b) to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture, as may be required from time to time by such rules and regulations; and

            (c) to transmit to all Holders of Securities, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 9.5, as may be required by rules and regulations prescribed from time to time by the Commission.

SECTION 9.6 ANNUAL REVIEW CERTIFICATE; NOTICE OF DEFAULT

      The Company covenants and agrees to deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, a brief certificate from the principal executive officer, principal financial officer, or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this Section 9.6, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture. The Company shall file with the Trustee written notice of occurrence of any Event of Default within 30 Business Days of its becoming aware of any such Event of Default.

SECTION 9.7 PROVISION OF FINANCIAL STATEMENTS

      If the Company is not required to file with the Commission periodic reports and other information pursuant to section 13(a), 13(c) or 15(d) of the Securities Exchange Act of 1934, the Company shall furnish without cost to each Holder and file with the Trustee (i) within 135 days after the end of each fiscal year, annual reports containing the information required to be contained in Items 1, 2, 3, 5, 6, 7, 8 and 9 of Form 10-K promulgated under the Securities Exchange Act of 1934, or substantially the same information required to be contained in comparable items of any successor form, (ii) within 60 days after the end of each of the first three fiscal quarters of each fiscal year, quarterly reports containing the information required to be contained in Form 10-Q promulgated under the Securities Exchange Act of 1934, or substantially the same information required to be contained in any successor form and (iii) promptly from the time after the occurrence of an event required to be therein reported, such other reports containing information required to be contained in Form 8-K promulgated under the Securities Exchange Act of 1934, or substantially the same information required to be contained in any successor form. The Company shall also make such reports available to prospective purchasers of the Securities, securities analysts and broker-dealers upon their request.

                                   ARTICLE 10

                                   REDEMPTION

SECTION 10.1 APPLICABILITY OF ARTICLE

      Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.

SECTION 10.2 ELECTION TO REDEEM; NOTICE TO TRUSTEE

      The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution or any Officers' Certificate. In the case of any redemption at the election of the Company of less than all the Securities, if any, of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

SECTION 10.3 SELECTION OF SECURITIES TO BE REDEEMED

      Unless otherwise specified as contemplated by Section 3.1, if less than all the Securities of a series with the same original issue date, interest rate and Stated Maturity are to be redeemed, the Trustee, not more than 45 days prior to the redemption date, shall select the Securities of the series to be redeemed in such manner as the Trustee shall deem fair and appropriate. The Trustee shall make the selection from Securities of the series that are Outstanding and that have not previously been called for redemption and may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. The Trustee shall promptly notify the Company in writing of the Securities selected by the Trustee for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

      If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

      For purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 10.4 NOTICE OF REDEMPTION

      Unless otherwise specified as contemplated by Section 3.1, notice of redemption shall be given in the manner provided in Section 1.6 not less than 30 days nor more than 60 days prior to the Redemption Date to the Holders of the Securities to be redeemed.

         All notices of redemption shall state:

                  (1) the Redemption Date;

                  (2) the Redemption Price;

                  (3) if fewer than all the Outstanding Securities of a series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Security or Securities to be redeemed;

                  (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the holder will receive, without a charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed;

                  (5) the conversion price, the date on which the right to convert the principal of the Securities to be redeemed will terminate and the place or places where such Securities may be surrendered for conversion;

                  (6) the Place or Places of Payment where such Securities maturing after the Redemption Date, are to be surrendered for payment for the Redemption Price;

                  (7) that Securities of the series called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                  (8) that, on the Redemption Date, the Redemption Price will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

                  (9) that the redemption is for a sinking fund, if such is the case; and

                  (10) CUSIP number.

         Notice of redemption of Securities to be redeemed shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 10.5      DEPOSIT OF REDEMPTION PRICE

         On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 9.3) an amount of money sufficient to pay on the Redemption Date the Redemption Price of, and (unless the Redemption Date shall be an Interest Payment Date) interest accrued to the Redemption Date on, all Securities or portions thereof which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

         Unless any Security by its terms prohibits any sinking fund payment obligation from being satisfied by delivering and crediting Securities (including Securities redeemed otherwise than through a sinking fund), the Company may deliver such Securities to the Trustee for crediting against such payment obligation in accordance with the terms of such Securities and this Indenture.

         If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 3.7) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

SECTION 10.6      SECURITIES PAYABLE ON REDEMPTION DATE

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Except as provided in the next succeeding paragraph, upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 3.1, installments of interest on Securities whose Stated Maturity is prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 10.7      SECURITIES REDEEMED IN PART

         Upon surrender of a Security that is redeemed in part at any Place of Payment therefor (with, if the Company or the Trustee so required, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), the Company shall execute and the Trustee shall authenticate and deliver to the Holder of that Security, without service charge, a new Security or Securities of the same series, the same form and the same Maturity in any authorized denomination equal in aggregate principal amount to the unredeemed portion of the principal of the Security surrendered.

                                   ARTICLE 11

                                  SINKING FUNDS

SECTION 11.1      APPLICABILITY OF ARTICLE

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 11.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 11.2      SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES

         The Company (i) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (ii) may apply as a credit Securities of a series which have been converted pursuant to Article 12 or which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 11.3      REDEMPTION OF SECURITIES FOR SINKING FUND

         Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 11.2 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 10.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 10.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 10.6 and 10.7.

                                   ARTICLE 12

                            CONVERSION OF SECURITIES

SECTION 12.1      CONVERSION PRIVILEGE

         Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, Securities of any series or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000 may be converted at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company, in accordance with the terms of such series of Securities and (except as otherwise specified as contemplated by Section 3.1) in accordance with this Article. In case a Security or portion thereof is called for redemption, such conversion right in respect of the Security or portion so called shall expire at the close of business on the Business Day which is ten days prior to the Redemption Date, unless the Company defaults in making the payment due upon redemption.

         The price at which shares of Common Stock shall be delivered upon conversion, which shall be specified as contemplated by Section 3.1, shall be referred to herein as the "conversion price." The conversion price shall be adjusted in certain instances as provided in paragraphs (1), (2), (3), (4) and
(7) of Section 12.4.

SECTION 12.2      EXERCISE OF CONVERSION PRIVILEGE

         In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained for that purpose pursuant to Section 9.2, accompanied by written notice to the Company at such office or agency that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Securities surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of Securities or portions thereof which have been called for redemption on a Redemption Date within such period) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of Securities being surrendered for conversion. Except as provided in the preceding sentence and in
Section 3.7, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

         Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 12.3.

         In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in aggregate principal amount equal to the uncontroverted portion of the principal amount of such Security.

SECTION 12.3      FRACTIONS OF SHARES

         No fractional shares of Common Stock shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock (as determined by the Board of Directors or in any manner prescribed by the Board of Directors) at the close of business on the day of conversion.

SECTION 12.4      ADJUSTMENT OF CONVERSION PRICE

         (1) In case the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company in Common Stock, the conversion price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

         (2) In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (6) of this Section) of the Common Stock on the dated fixed for the determination of stockholders entitled to receive such rights or warrants, the conversion price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for determination. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company.

         (3) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

         (4) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in paragraph (2) of this Section, any dividend or distribution paid in cash out of the retained earnings of the Company and any dividend or distribution referred to in paragraph (1) of this Section), the conversion price shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price share (determined as provided in paragraph (6) of this Section) of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

         (5) The reclassification of Common Stock into securities including other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 12.11 applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph (4) of this Section) and (b) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (3) of this Section).

         (6) For the purpose of any computation under paragraphs (2) and (4) of this Section, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the five consecutive Trading Days selected by the Company commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the Nasdaq National Market, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq National Market, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose. For purposes of this paragraph, the term "`ex' date", when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on such exchange or in such market without the right to receive such issuance or distribution.

         (7) The Company may make such reductions in the conversion price, in addition to those required by paragraphs (1), (2), (3) and (4) of this Section, as it considers to be advisable in order that any event treated for federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

SECTION 12.5      NOTICE OF ADJUSTMENTS OF CONVERSION PRICE

         Whenever the conversion price is adjusted as herein provided:

         (a) the Company shall compute the adjusted conversion price in accordance with Section 12.4 and shall prepare a certificate signed by the Treasurer of the Company setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 9.2; and

         (b) a notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price shall forthwith be required, and as soon as practicable after it is required, such notice shall be mailed by the Company to all Holders at their last addresses as they shall appear in the Register.

SECTION 12.6      NOTICE OF CERTAIN CORPORATE ACTION

         In case:

         (a) the Company shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than in cash out of its retained earnings; or

         (b) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

         (c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

         (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 9.2, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Register, at least 20 days (or ten days in any case specified in clause (a) or (b) above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

SECTION 12.7      COMPANY TO RESERVE COMMON STOCK

         The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then issuable upon the conversion of all outstanding Securities.

SECTION 12.8      TAXES ON CONVERSIONS

         The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

SECTION 12.9      COVENANT AS TO COMMON STOCK

         The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and nonassessable and, except as provided in Section 12.8, the Company will pay all taxes, liens and charges with respect to the issue thereof.

SECTION 12.10     CANCELLATION OF CONVERTED SECURITIES

         All Securities delivered for conversion shall be delivered to the Trustee to be cancelled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 3.9.

SECTION 12.11     PROVISIONS IN CASE OF CONSOLIDATION, MERGER OF SALE OF ASSETS

         In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any sale or transfer of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 12.1, to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock of the Company (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("constituent Person"), or an Affiliate of a constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, sale or transfer by others than a constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("nonelecting share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares). Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers.

         The Company shall be solely responsible for performing the duties and responsibilities contained in this Article and the Trustee shall have no responsibility therefor.

[If applicable, insert--


                                   ARTICLE 13

                           SUBORDINATION OF SECURITIES

SECTION 13.1  SECURITIES SUBORDINATED TO SENIOR INDEBTEDNESS

         (a) The Company agrees, and each Holder of the Securities by acceptance thereof likewise agrees, that the payment of the principal of, premium, if any, and interest on the Securities is subordinated, to the extent and in the manner provided in this Article 13, to the prior payment in full of all Senior Indebtedness of the Company.

         (b) All provisions of this Article 13 shall be subject to Section
13.14.

SECTION 13.2 COMPANY NOT TO MAKE PAYMENTS WITH RESPECT TO SECURITIES IN CERTAIN CIRCUMSTANCES; LIMITATIONS ON ACCELERATION OF SECURITIES

         (a) Upon the maturity of any Senior Indebtedness of the Company by lapse of time, acceleration or otherwise, all obligations with respect thereto shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holders of such Senior Indebtedness, before any payment is made on account of the principal of, premium, if any, or interest on the Securities or to redeem, retire, purchase, deposit moneys for the defeasance of or acquire any of the Securities.

         (b) Upon the happening of (i) any default in payment of any Senior Indebtedness of the Company, or (ii) any other default on Senior Indebtedness of the Company and the maturity of such Senior Indebtedness is accelerated in accordance with its terms, then, unless (w) such default relates to Senior Indebtedness of the Company in an aggregate amount equal to or less than $50 million, (x) such default shall have been cured or waived or shall have ceased to exist, (y) any such acceleration has been rescinded, or (z) such Senior Indebtedness has been paid in full, no direct or indirect payment in cash, property or securities, by set-off or otherwise (except payment of the Securities from funds previously deposited in accordance with Section 4.1 at any time such deposit was not prohibited by this Indenture), shall be made or agreed to be made by the Company on account of the principal of or premium, if any, or interest on the Securities, or in respect of any redemption, retirement, purchase, deposit of moneys for the covenant defeasance or other acquisition of any of the Securities in the case of such a default in Senior Indebtedness of the Company and the Company shall not deposit money for any such payment or distribution with the Trustee or any Paying Agent nor shall the Company (if the Company is acting as its own Paying Agent) segregate and hold in trust money for any such payment or distribution.

         (c) Upon the happening of an event of default (other than under circumstances when the terms of paragraph (b) of this Section 13.2 are applicable) with respect to any Senior Indebtedness of the Company pursuant to which the holders thereof are entitled under the terms of such Senior Indebtedness to immediately accelerate the maturity thereof (without further notice or expiration of any applicable grace periods), upon written notice thereof given to each of the Company and the Trustee by the trustee for or other representative of the holders of at least $50 million of Senior Indebtedness of the Company (a "Payment Notice"), then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment in cash, property or securities, by set-off or otherwise (except payment of the Securities from funds previously deposited in accordance with Section 4.1 at any time such deposit was not prohibited by this Indenture), shall be made or agreed to be made by the Company on account of the principal of or premium, if any, or interest on the Securities, or in respect of any redemption, retirement, purchase, deposit of moneys for the covenant defeasance or other acquisition of any of the Securities, in the case of Senior Indebtedness of the Company, and the Company shall not deposit money for any such payment or distribution with the Trustee or any Paying Agent nor shall the Company or a Subsidiary (if the Company or such Subsidiary is acting as Paying Agent) segregate and hold in trust money for any such payment or distribution (a "Payment Block"); provided, however, that this Section 13.2(c) shall not prevent the making of any payment for more than 120 days after a Payment Notice shall have been given unless the Senior Indebtedness in respect of which such event of default exists has been declared due and payable in its entirety, in which case no such payment shall be made until such acceleration has been rescinded or annulled or such Senior Indebtedness has been paid in full in accordance with its terms. Notwithstanding the foregoing, (i) not more than one Payment Notice shall be given with respect to a particular event of default (which shall not bar subsequent Payment Notices for other such events of default), (ii) all events of default under Senior Indebtedness occurring within any 30-day period shall be treated as one event of default to the extent that one or more Payment Notices are issued in connection therewith and (iii) no more than two Payment Blocks shall be permitted within any period of 12 consecutive months. Any payment made in contravention of the provisions of this Section 13.2(c) shall be returned to the Company.

         (d) In the event that, notwithstanding the provisions of Section 13.2(a) or 13.2(b), the Trustee or the Holder of any Security shall have received any payment on account of the principal of or premium, if any, or interest on the Securities in contravention of Section 13.2(a) or 13.2(b) or after the happening of a default in payment of any Senior Indebtedness of the Company or any acceleration of the maturity of any Senior Indebtedness of the Company then, in either such case, except in the case of any such default which shall have been cured or waived or shall have ceased to exist, such payment (subject to the provisions of Sections 1306 and 1307) shall be held for the benefit of, and shall be paid over and delivered to, the holders of such Senior Indebtedness of the Company (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness of the Company held by them) or their representative or the trustee under the indenture or other agreement (if any) pursuant to which Senior Indebtedness of the Company may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness of the Company remaining unpaid to the extent necessary to pay all Senior Indebtedness of the Company in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness of the Company.

         (e) (1) Upon the occurrence of an Event of Default under Section 5.1(1) through (4) and (7), the Trustee or holders of 25% of the outstanding principal amount of the Securities of any series must give notice of such Event of Default and the intention to accelerate to the Company and any holders of Senior Indebtedness which have theretofore requested of the Trustee such notice, and no acceleration of the Securities of any series shall be effective unless and until such Event of Default is continuing on the 60th day after the date of delivery of such notice. The Company may pay the holders of the Securities of any series any defaulted payment and all other amounts due following any such acceleration of the maturity of the Securities if this Section 13.2(a) would not prohibit such payment to be made at that time.

         (2) Nothing in this Article 13 shall prevent or delay the Trustee or the holders of the Securities from taking any action in connection with the acceleration of the maturity of the Securities pursuant to Section 5.2 upon the occurrence of an Event of Default under either of Section 5.1(5) or 5.1(6).

         (3) Except as provided in Section 13.2(e)(1), a failure to make any payment with respect to the Securities as a result of the rights of holders of Senior Indebtedness of the Company described in Section 13.2(b) or 13.2(c) will not have any effect on the right of holders of the Securities to accelerate the maturities thereof as a result of such payment default. The Company shall give prompt written notice to the Trustee of any default in the payment of principal of or interest on any Senior Indebtedness of the Company and in the event of any such default, shall provide to the Trustee, in the form of an Officers' Certificate, the names, addresses and respective amounts due holders of such Senior Indebtedness or the name and address of the trustee acting on their behalf, if any. The Trustee shall be entitled to rely conclusively on such Officers' Certificate without independent verification.

SECTION 13.3 SECURITIES SUBORDINATED TO PRIOR PAYMENT OF ALL SENIOR INDEBTEDNESS ON DISSOLUTION, LIQUIDATION OR REORGANIZATION OF THE COMPANY

         Upon the distribution of assets of the Company in any dissolution, winding up, liquidation (total or partial) or similar proceeding relating to the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

         (1) the holders of all Senior Indebtedness of the Company shall first be entitled to receive payment in full of all Senior Indebtedness (or to have such payment duly provided for in a manner satisfactory to them) in cash or in a manner satisfactory to the holders of Senior Indebtedness of the Company before the Holders of the Securities are entitled to receive any payment on account of the principal of, premium, if any, or interest on the Securities;

         (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted or securities of the Company or any other company, trust or corporation provided for by a plan of reorganization or readjustment, the payment of which is junior or otherwise subordinate, at least to the extent provided in this Article 13 with respect to the Securities to the payment of all Senior Indebtedness of the Company at the time outstanding and to the payment of all securities issued in exchange therefor to the holders of the Senior Indebtedness of the Company at the time outstanding), to which the Holders of the Securities or the Trustee on behalf of the Holders of the Securities would be entitled except for the provisions of this Article 13, shall be paid by the liquidating trustee or agent or other person making such payment or distribution directly to the holders of the Senior Indebtedness of the Company or their representatives or to the trustee under any indenture under which such Senior Indebtedness may have been issued (pro rata as to each such holder, representative or trustee on the basis of respective amounts of unpaid Senior Indebtedness held or represented by each), to the extent necessary to make payment in full of all Senior Indebtedness of the Company remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness; and

         (3) in the event that notwithstanding the foregoing provisions of this
Section 13.3, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted or securities of the Company or any other company, trust or corporation provided for by a plan of reorganization or readjustment, the payment of which is junior or otherwise subordinate, at least to the extent provided in this Article 13 with respect to the Securities to the payment of all Senior Indebtedness of the Company at the time outstanding and to the payment of all securities issued in exchange therefor to the holders of the Senior Indebtedness of the Company as the case may be, at the time outstanding), shall be received by the Trustee or the

Holders of the Securities on account of principal of, premium, if any, or interest on the Securities before all Senior Indebtedness of the Company is paid in full in cash or in a manner satisfactory to the holders of such Senior Indebtedness in accordance with its terms, or effective provision made for its payment, such payment or distribution (subject to the provisions of Sections
13.6 and 13.7) shall be received and held for the benefit of and paid over to the holders of the Senior Indebtedness of the Company remaining unpaid or unprovided for or their representative, or to the trustee under any indenture under which such Senior Indebtedness of the Company may have been issued (pro rata as provided in paragraph (2) above), for application to the payment of such Senior Indebtedness of the Company to the extent necessary to pay all such Senior Indebtedness of the Company in full in cash or in a manner satisfactory to the holders of Senior Indebtedness of the Company in accordance with its terms, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness of the Company.

         The Company shall give prompt written notice to the Trustee of any dissolution, winding up, liquidation or reorganization of the Company or any assignment for the benefit of the Company's creditors, tending toward the liquidation of the business and assets of the Company.

SECTION 13.4  HOLDERS TO BE SUBROGATED TO RIGHTS OF HOLDERS OF SENIOR
              INDEBTEDNESS

         Upon the payment in full of all Senior Indebtedness of the Company in cash or in a manner satisfactory to the holders of such Senior Indebtedness, the Holders of the Securities shall be subrogated equally and ratably to the rights of the holders of Senior Indebtedness of the Company to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness of the Company until all amounts owing on the Securities shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of Senior Indebtedness of the Company by or on behalf of the Company or by or on behalf of Holders of the Securities by virtue of this Article 13 which otherwise would have been made to the Holders of the Securities shall, as between the Company and the Holders of the Securities be deemed to be payment by the Company to or on account of Senior Indebtedness of the Company it being understood that the provisions of this Article 13 are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Senior Indebtedness of the Company, on the other hand.

SECTION 13.5  OBLIGATION OF THE COMPANY UNCONDITIONAL

         Nothing contained in this Article 13 or elsewhere in this Indenture or in any Security is intended to or shall impair, as between the Company and the Holders of the Securities the obligations of the Company which are absolute and unconditional, to pay to the Holders of the Securities the principal of (premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness of the Company nor, except as expressly provided in this Article 13, shall anything herein or in the Securities prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 13 of the holders of Senior Indebtedness of the Company, in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any distribution of assets of the Company referred to in this Article 13, the Trustee, subject to the provisions of
Section 6.1, and the Holders of the Securities endorsed thereon shall be entitled to rely upon any order or decree by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or the Holders of the Securities for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Indebtedness of the Company and other indebtedness of the Company the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 13.

         Nothing contained in this Article 13 or elsewhere in this Indenture or in any Security is intended to or shall affect the obligations of the Company to make, or prevent the Company from making, at any time except during the pendency of any dissolution, winding up, liquidation (total or partial) or similar proceeding, and except during the continuance of any event specified in Section
13.2 (not cured or waived), payments at any time of the principal of (or premium, if any) or interest on the Securities.

SECTION 13.6  KNOWLEDGE OF TRUSTEE

         Notwithstanding any provision of this Indenture, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee until three Business Days after a Responsible Officer of the Trustee on behalf of the Trustee shall have received at the Corporate Trust Office of the Trustee written notice thereof from the Company, any Holder, or the holder or representative of any class of Senior Indebtedness of the Company identifying the specific sections of this Indenture involved and describing in detail the facts that would obligate the Trustee to withhold payments to Holders of Securities, and prior to such time, the Trustee, subject to the provisions of Section 6.1, shall be entitled in all respects conclusively to assume that no such facts exist. The Trustee shall be entitled to rely on the delivery to it of a written notice by an individual representing himself to be a holder of Senior Indebtedness of the Company (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of any such Senior Indebtedness or a trustee on behalf of any such holder.

         In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness of the Company to participate in any payment or distribution pursuant to this Article, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to amount of Senior Indebtedness of the Company held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

SECTION 13.7  APPLICATION BY TRUSTEE OF MONEYS DEPOSITED WITH IT

         If two Business Days prior to the date on which by the terms of this Indenture any moneys deposited with the Trustee or any Paying Agent (other than the Company or a Subsidiary) may become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, or interest on any Security) the Trustee shall not have received with respect to such moneys the notice provided for in Section 13.6, then the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it on or after such date. This Section
13.7 shall be construed solely for the benefit of the Trustee and Paying Agent and shall not otherwise affect the rights of holders of such Senior Indebtedness.

SECTION 13.8 SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF COMPANY OR HOLDERS OF SENIOR INDEBTEDNESS

         No right of any present or future holders of any Senior Indebtedness of the Company to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

SECTION 13.9 HOLDERS AUTHORIZE TRUSTEE TO EFFECTUATE SUBORDINATION OF SECURITIES

         Each Holder of the Securities by his acceptance thereof authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate in the discretion of the Trustee to effectuate the subordination provided in this Article 13 and appoints the Trustee his attorney-in-fact for such purpose, including, without limitation, in the event of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of the Company the timely filing of a claim for the unpaid balance of its or his Securities in the form required in said proceedings. If the Trustee does not file a proper claim or proof of debt in the form required in such proceedings before the expiration of the time to file such claim or claims, then the holders of Senior Indebtedness of the Company are hereby authorized to have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the Holders of said Securities.

SECTION 13.10  RIGHT OF TRUSTEE TO HOLD SENIOR INDEBTEDNESS

         The Trustee shall be entitled to all of the rights set forth in this
Article 13 in respect of any Senior Indebtedness of the Company at any time held by it to the same extent as any other holder of such Senior Indebtedness of the Company and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder. With respect to the holders of Senior Indebtedness of the Company the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this
Article 13, and no implied covenants or obligations with respect to the holders of Senior Indebtedness of the Company shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Company and the Trustee shall not be liable to any holder of Senior Indebtedness of the Company if it shall mistakenly pay over or deliver to Holders of Securities, the Company or any other Person monies or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article 13 or otherwise.

SECTION 13.11  ARTICLE 13 NOT TO PREVENT EVENTS OF DEFAULT

         The failure to make a payment on account of principal or interest by reason of any provision in this Article 13 shall not be construed as preventing the occurrence of an Event of Default under Section 5.1.

SECTION 13.12  PAYING AGENTS OTHER THAN THE TRUSTEE

         In case at any time any Paying Agent (including, without limitation, the Company or any Subsidiary) other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this
Article 13 shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent (except the Company and their subsidiaries in the case of Sections 13.6 and 13.7) within its meaning as fully for all intents and purposes as if such Paying Agent were named in this
Article 13 in addition to or in place of the Trustee.

SECTION 13.13  TRUSTEE'S COMPENSATION NOT PREJUDICED

         Nothing in this Article 13 shall apply to amounts due to the Trustee pursuant to Section 6.9.

SECTION 13.14  TRUST MONEYS NOT SUBORDINATED

         Notwithstanding anything contained herein to the contrary, payments from money held in trust under Article 4 by the Trustee for the payment of principal of, premium, if any, and interest on the Securities shall not be subordinated to the prior payment of any Senior Indebtedness of the Company or subject to the restrictions set forth in this Article 13 and none of the Holders shall be obligated to pay over any such amount to the Company or any holder of Senior Indebtedness of the Company or any other creditor of the Company.]

         This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                   ESTERLINE TECHNOLOGIES CORPORATION


                                   By:
                                      ------------------------------------------
                                     Title:

[Seal]

Attest


---------------------------
Title:

                                               ________________________, TRUSTEE

                                   By:
                                      ------------------------------------------
                                     Title:

[Seal]

Attest:


---------------------------
Title:

                                                                       EXHIBIT A
                                                        FORM OF FACE OF SECURITY

         [If the Security is an Original Issue Discount Security, insert--FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE UNITED STATES INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS SECURITY IS % OF ITS PRINCIPAL
AMOUNT AND THE ISSUE DATE IS           , 200 [, -- AND] THE YIELD TO MATURITY IS
%. [THE METHOD USED TO DETERMINE THE YIELD IS AND THE AMOUNT OF ORIGINAL ISSUE
DISCOUNT APPLICABLE TO THE SHORT ACCRUAL PERIOD OF               , 200  TO
        , 200  IS % OF THE PRINCIPAL AMOUNT OF THIS SECURITY.]]

                       ESTERLINE TECHNOLOGIES CORPORATION

            ____% CONVERTIBLE [SUBORDINATED]           DUE _________

$                                                                            No.

         ESTERLINE TECHNOLOGIES CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to

or registered assigns, the principal sum of              Dollars on
           [If the Security is to bear interest prior to Maturity, insert--, and to pay interest thereon from or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on
and              in each year, commencing              , [If the Security is to
bear interest at a fixed rate, insert--at the rate of % per annum] [if the Security is to bear interest at an adjustable rate, insert--at a rate per annum computed or determined in accordance with the provisions below], until the principal hereof is paid or made available for payment [If applicable, insert--, and (to the extent that the payment of such interest shall be legally
enforceable) at the rate of   % per annum on any overdue principal and premium
and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business
on the Regular Record Date for such interest, which shall be the      or
(whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

         [If the Security is not to bear interest prior to Maturity, insert--The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration or redemption or at the Stated Maturity and in such case the overdue principal of this Security shall bear
interest at the rate of    % per annum (to the extent that the payment of such
interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear
interest at the rate of    % per annum (to the extent that the payment of such
interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

         Payment of the principal of (and premium, if any, on) and [if applicable, insert--any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City and State of New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert--; provided, however, that at the option of the Company payment of interest may be made by check mailed on or before the relevant Interest Payment Date to the address of the Person entitled thereto as such address shall appear in the Register].

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

     Dated:

                                        ESTERLINE TECHNOLOGIES CORPORATION


                                        By __________________________________

     Attest:

                                                     FORM OF REVERSE OF SECURITY

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities") issued and to be issued in one or more series under an Indenture, dated as of ___________, 200__ (herein called the "Indenture"), between the Company (which term includes any successor corporation under the Indenture) and _________________________, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof[, limited in aggregate principal amount to $ ].

         Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time on or before the close of business on _______ __, _____, or in case this Security or a portion hereof is called for redemption, then in respect of this Security or such portion hereof until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the Business Day which is ten days prior to the Redemption Date, to convert this Security (or any portion of the principal amount hereof which is $1,000 or an integral multiple thereof), at the principal amount hereof, or of such portion, into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company at a conversion price equal to $______ aggregate principal amount of Securities for each share of Common Stock (or at the current adjusted conversion price if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Company or in blank, to the Company at its office or agency in _______________, accompanied by written notice to the Company that the Holder hereof elects to convert this Security, or if less than the entire principal amount hereof is to be converted, the portion hereof to be converted, and, in case such surrender shall be made during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (unless this Security or the portion thereof being converted has been called for redemption on a Redemption Date within such period), also accompanied by payment in New York Clearing House or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted. Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an installment of interest (with certain exceptions provided in the Indenture), no payment or adjustment is to be made on conversion for interest accrued hereon or for dividends on the Common Stock issued on conversion. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest the Company shall pay a cash adjustment as provided in the Indenture. The conversion price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the transfer of substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger or transfer by a holder of the number of shares of Common Stock into which this Security might have been converted immediately prior to such consolidation, merger or transfer (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of nonelecting shares).

         [If applicable, insert--The indebtedness evidenced by the Securities is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all indebtedness and obligations of the Company as are defined in the Indenture as "Senior Indebtedness," and this Security is issued subject to the provisions of the Indenture with respect thereto, and each Holder of this Security, by accepting the same, agrees to and shall be bound by such provisions. Each Holder of this Security, by accepting the same, agrees that each holder of Senior Indebtedness, whether created or acquired before or after the issuance of this Security, shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.]

         [If applicable, insert--The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert--(1) on ___________ in any year commencing with the year __________ and ending with the year _________ at a Redemption Price equal to % of the principal amount and (2)] at any time [on or after 200 ], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before ______, %, and if redeemed] during the 12-month period beginning _________ of the years indicated,

       Year         Redemption Price          Year           Redemption Price
       ----         ----------------          ----           ----------------







and thereafter at a Redemption Price equal to __% of the principal amount, together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [If applicable, insert--The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on ___________ in any year commencing with the year ____________ and ending with the year _________ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below and (2) at any time [on or after ____________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning _____________ of the years indicated,

            Redemption Price for Redemption      Redemption Price for Redemption
               Through Operation of the               Otherwise Than Through
Year                 Sinking Fund                 Operation of the Sinking Fund
----        -------------------------------      -------------------------------




and thereafter at a Redemption Price equal to ____% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [Notwithstanding the foregoing, the Company may not, prior to __________, redeem any Securities of this series as contemplated by [Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ___% per annum.]

         [The sinking fund for this series provides for the redemption on __________ in each year beginning with the year _______________ and ending with the year ____________ of [not less than] $____________ [("mandatory sinking fund")] and not more than $____________ aggregate principal amount of Securities of this series. [Securities of this series converted pursuant to the Indenture or acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made in the [describe order] order in which they become due.]]

         [In the event of redemption or conversion of this Security in part only, a new Security or Securities of this series for the unredeemed or unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

         [If applicable, insert--The Securities of this series are subject to the covenant defeasance provisions set forth in Article Four of the Indenture.]

         [If the Security is not an Original Issue Discount Security, insert--If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

         [If the Security is an Original Issue Discount Security, insert--If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to--insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Outstanding Securities of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Outstanding Securities of each series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the amount of principal of (and premium, if any, on) and interest, if any, on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any, on) and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of $___________ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of different authorized denominations as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company nor the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                            FORM OF CONVERSION NOTICE

To:      ESTERLINE TECHNOLOGIES CORPORATION

         The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of ESTERLINE TECHNOLOGIES CORPORATION in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares and any Securities representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Dated:

Fill in for registration of shares
of Common Stock and Securities if
to be issued otherwise than to the
registered holder.

                                Principal Amount to be converted (in an integral multiple of $1,000, if less than all):

                                            $
                                             -----------------------


-----------------------
Name


-----------------------
Address


-----------------------                     -----------------------
(Please print name and                      Signature
address (including
zip code number))

SOCIAL SECURITY OR OTHER
TAXPAYER IDENTIFYING
NUMBER